SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 8, 2016

AIR INDUSTRIES GROUP
___________________

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

360 Motor Parkway, Suite 100, Hauppauge, NY 11788
(Address of Principal Executive Offices)

Registrant's telephone number: (631) 881-4920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 11, 2016, Air Industries Group (the “Company”) sold the property located at 283 Sullivan Avenue, South Windsor, Connecticut, the premises upon which the operations of its wholly-owned subsidiary, The Sterling Engineering Corporation, are conducted, for a purchase price of $1,700,000, less closing adjustments of approximately $200,000, pursuant to a Real Estate Purchase and Sale Contract dated as of December 7, 2015, as amended, and entered into a lease with the purchaser of the property for an initial term of 15 years, with an option to renew the lease for an additional five years.  In addition to rent, initially $155,000 per annum, subject to annual increase, the Company also will be responsible for real estate taxes and the maintenance of the buildings and the property. The net proceeds from the sale of the property will be applied to the amounts owed to PNC Bank, National Association, the Company’s senior lender.

On April 8, 2016, the Company borrowed $350,000 from each of Michael N. Taglich and Robert F. Taglich, directors of the Company, and issued its promissory notes in the principal amount of $350,000 to evidence its obligation to repay that indebtedness. The notes bear interest at the rate of 7% per annum and are payable on June 30, 2016, or earlier upon the Company’s receipt of proceeds from the sale of its equity securities in the aggregate amount of $1,000,000.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.46
Real Estate Purchase and Sale Agreement, dated as of December 7, 2015 (incorporated herein by reference to Exhibit 10.46 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed on April 4, 2016).

10.47	First Amendment to Real Estate Purchase and Sale Agreement dated as of January 26, 2016 (incorporated herein by reference to Exhibit 10.47 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed on April 4, 2016).
10.48	Second Amendment to Real Estate Purchase and Sale Agreement dated as of February 24, 2016 (incorporated herein by reference to Exhibit 10.48 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed on April 4, 2016).
10.49	Third Amendment to Real Estate Purchase and Sale Agreement dated as of April 6, 2016.
10.50	Lease dated April 11, 2016 for the premises located at 283 Sullivan Avenue, South Windsor, CT.
10.51	Promissory note in the principal amount of $350,000 payable to Michael N. Taglich.
10.52	Promissory note in the principal amount of $350,000 payable to Robert F. Taglich.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2016

AIR INDUSTRIES GROUP

By:	/s/ Daniel R. Godin
Daniel R. Godin
President and Chief Executive Officer